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                                                                  EXHIBIT 10.1.4
                                                                [CONFORMED COPY]


                      AMENDMENT NO. 4 TO CREDIT AGREEMENT


          AMENDMENT No. 4 dated as of November 15, 1995 among ORBITAL SCIENCES CORPORATION (the "Company"), ORBITAL IMAGING CORPORATION and FAIRCHILD SPACE AND DEFENSE CORPORATION, the BANKS listed on the signature pages hereof, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the
"Administrative Agent"), and J.P. MORGAN DELAWARE, as Collateral Agent.


                             W I T N E S S E T H :


          WHEREAS, the parties hereto have heretofore entered into an Amended and Restated Credit and Reimbursement Agreement dated as of September 27, 1994 (as amended from time to time, the "Agreement"); and

          WHEREAS, the parties hereto desire to amend the Agreement as set forth below;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2. Changes to Definitions. (a) The definition of "Temporary Cash Investments" in Section 1.01 of the Agreement is amended by (i) inserting the phrase "or Canada" immediately after the term "United States" in clause (i) thereof and (ii) inserting the phrase "or Canada or any province thereof" in clause (iii) thereof.

          (b) The definition of "Consolidated Delinquency Ratio" is amended by deleting the phrase "Company and its Consolidated Subsidiaries" in clauses (i) and (ii) thereof and replacing it with the phrase "all the Borrowers".





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          (c) The definition of "Consolidated DSO Ratio" is amended by deleting the phrase "Company and its Consolidated Subsidiaries" in clauses (i) and (ii) thereof and replacing it with the phrase "all the Borrowers".

          (d) The definition of "Consolidated Loss Ratio" is amended by (x) deleting the phrase "Company and its Consolidated Subsidiaries" in clause (i) thereof and replacing it with the phrase "all the Borrowers" and (y) deleting the phrase "Company and any of its Consolidated Subsidiaries" in clause (ii) thereof and replacing it with the phrase "all the Borrowers".

          (e) A new definition of "MDA" is added in Section 1.01 in alphabetical order, to read in its entirety as follows:

          "MDA" means MacDonald, Dettwiler and Associates Ltd., a Canadian corporation, and its successors.

          SECTION 3. Additional Permitted Investments. Section 5.07 of the Agreement is amended by:

          (i) deleting the amount "$68,000,000" and replacing it with the amount "$73,000,000" in clause (e) thereof;

          (ii) renumbering clause (g) thereof as clause (h); and

          (iii) inserting a new clause (g) immediately following clause (f) thereof, to read in its entirety as follows:

          "(g) Investments (other than Investments described in clause (b) above) made or acquired or committed to be made or acquired by MDA prior to the date MDA was acquired by the Company and listed on Schedule III; and"

          SECTION 4. Exclusion from Subsidiary Debt. Section 5.17 of the Agreement is amended by adding the following proviso at the end thereof:
";provided that in no event shall the Exchangeable Non-Voting Shares or the Class B Preferred Shares of MacDonald, Dettwiler Holdings Inc. be included in the "Debt" of MacDonald, Dettwiler Holdings Inc."

          SECTION 5. Addition of Schedule III. A new Schedule III is added to the Agreement to read in its entirety as set forth on Schedule I hereto.





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          SECTION 6.  New York Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 7. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date on which the Administrative Agent shall have received duly executed counterparts hereof signed by the Borrowers and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).





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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                               ORBITAL SCIENCES CORPORATION


                               By /s/ Carlton B. Crenshaw
                                  -----------------------
                                  Title: Chief Financial Officer


                               ORBITAL IMAGING CORPORATION



                               By /s/ Carlton B. Crenshaw
                                  -----------------------
                                  Title: Chief Financial Officer


                               FAIRCHILD SPACE AND DEFENSE
                                 CORPORATION



                               By /s/ Carlton B. Crenshaw
                                  -----------------------
                                  Title: Treasurer


                               MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK



                               By /s/ Kevin J. O'Brien
                                  ------------------------
                                  Title: Vice President


                               THE BANK OF NOVA SCOTIA


                               By /s/ J. R. Trimble
                                  ------------------------
                                  Title: Senior Relationship
                                           Manager





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                               SIGNET BANK/VIRGINIA

                               By /s/ Ronald K. Hobson
                                  ------------------------
                                   Title: Vice President


                               NATIONSBANK, N.A.



                               By /s/ James W. Gaittens
                                  -----------------------
                                  Title: Vice President


                               THE BANK OF TOKYO TRUST COMPANY



                               By
                                  -----------------------
                                  Title:


                               THE DAIWA BANK, LIMITED


                               By
                                  -----------------------
                                  Title:



                               By
                                  -----------------------
                                  Title:





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